As filed with the Securities and Exchange Commission on September 28, 2000


                                                             File No. 811-10151


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A

                             REGISTRATION STATEMENT

                                     UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                     TT INTERNATIONAL U.S.A. MASTER TRUST*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       C/O INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                               (44 207) 410-3500

                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                       ROGER P. JOSEPH, BINGHAM DANA LLP,
                      150 FEDERAL STREET, BOSTON, MA 02110



------------------
* This filing relates only to TT EAFE Portfolio, a series of TT International U.S.A. Master Trust.


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                                EXPLANATORY NOTE


     TT International U.S.A. Master Trust has filed this Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940. However, beneficial interests in TT EAFE Portfolio (the "Portfolio") are not being registered under the Securities Act of 1933 (the "1933 Act"), since such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Only investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may make investments in the Portfolio. This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Portfolio.

                                     PART A


Responses to Items 1, 2, 3, 5 and 9 have been omitted pursuant to General Instruction B.2(b) of Form N-1A.

Item 4.  Investment Objectives, Principal Investment Strategies, and Related
         Risks.

PORTFOLIO GOAL

The Portfolio's goal is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index. There is no assurance that the Portfolio will achieve its goal. The Portfolio is not required to seek to invest in the same companies that are included in the EAFE Index or any other index.

MAIN INVESTMENT STRATEGIES

The Portfolio's principal investment strategies are described below. The Portfolio may use other strategies and invest in other securities that are described in Part B to this Registration Statement. However, the Portfolio may not use all of the strategies and techniques or invest in all of the types of securities described in this Part A or in Part B to this Registration Statement. The Portfolio's strategies may be changed without investor approval.

The Portfolio seeks to achieve its investment goal by investing in a diversified portfolio of primarily equity and equity-related securities in foreign markets that the investment manager to the Portfolio (referred to as the Manager) believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. Under normal circumstances, 65% or more of the Portfolio's investments will consist of these securities. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities.

The Manager uses both a "top-down" and a "bottom-up" investment strategy in managing the Portfolio's investment portfolio. As part of its top-down strategy, the Manager uses geopolitical analysis to eliminate countries where the Manager believes it is unsafe to invest and to highlight countries where change is likely to occur. In conducting the geopolitical analysis, the Manager may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which it invests, although under normal market circumstances the Portfolio's investments will involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographical asset distribution.

The Portfolio's investments may include the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, China, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, the Netherlands, New

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Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Sweden,
Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. These are not the only countries in which the Portfolio can invest, and the Portfolio may invest in companies located in other countries as well.

Once the Manager has completed the geopolitical analysis, it allocates Portfolio assets among various sectors and industries. This primarily is part of the Manager's top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries the Manager applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

o  perceived value in a company's assets or earnings, and

o  the potential for realizing a company's value.

In addition, as part of its bottom-up strategy, the Manager seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

The Manager may decide to sell Portfolio investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

o  changes in the Manager's top-down geopolitical analysis,

o  changes in the Manager's view of a sector or industry,

o  changes in market conditions or perceptions,

o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

o  opportunities to realize a profit or mitigate a loss.

In pursuing its investment objective, the Portfolio may invest in U.S. markets through American Depositary Receipts (ADRs) and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

While the Portfolio expects to invest mainly in equity securities, the Portfolio may also invest in investment grade debt securities and below investment grade debt securities ("junk bonds").

The Portfolio will not participate in initial public offerings or other "hot issues" unless the market capitalization of the issuer exceeds a minimum threshold determined by the Manager from time to time, and the Manager otherwise determines participation to be appropriate.


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The Manager may use foreign currency contracts to hedge the Portfolio's currency exposure at its discretion. Hedging is used to protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, the Manager carefully considers fundamental macro-economic factors, as well as the geopolitical factors and capital flows. In addition, the Manager may purchase and sell stock index futures contracts to hedge against the Portfolio's exposure to the volatility of securities prices in a particular market or to reallocate the Portfolio's equity market exposure.

The Portfolio may, from time to time, take temporary defensive positions that are not consistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality debt securities, and may not be pursuing its investment goal.

MAIN RISKS

There are several risk factors that could hurt the Portfolio's performance, cause an investor to lose money or make the Portfolio perform less well than other investments. Please note that there are many other factors that could adversely affect your investment and that could prevent the Portfolio from achieving its goal, which are not described here. More information about risks appears in Part B to this Registration Statement. Certain risks of investing in the Portfolio are:

o Stock Market Risk: Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock markets in which the Portfolio invests decline in value, the Portfolio is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

o Stock Selection Risk: Value stocks selected by the Manager may decline in value or not increase in value when the stock market in general is rising.

o Foreign Investment Risk. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

   o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

   o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

   o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities. The Portfolio could also be adversely affected by the conversion of European currencies to the Euro.

o Derivatives. The Portfolio's use of derivatives (such as futures contracts, options and forward foreign currency exchange contracts) may represent a significant portion of the Portfolio's investments and may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Portfolio's net asset value to go down. There is also the risk that the counterparty may fail to honor its contract terms. The Portfolio's ability to use derivatives successfully depends on the Manager's ability to accurately predict movements in stock prices, interest rates and currency exchange rates. If the Manager's predictions are wrong, the Portfolio could suffer greater losses than if the Portfolio had not used derivatives.

o Interest Rate Risk. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. If the Portfolio invests in debt securities, a change in interest rates could cause the Portfolio's net asset value to go down.

o Credit Risk. The Portfolio may invest in investment grade debt securities and, to a lesser extent, in non-investment grade securities (known as "junk bonds"). It is possible that some issuers will not make payments on debt securities held by the Portfolio, causing a loss; or an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in beneficial interests in the Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Portfolio to sell. The lower quality debt securities in which the Portfolio may invest are more susceptible to these problems than higher quality obligations.

o Junk Bonds. Credit risk is more pronounced with so-called "junk bonds" which are debt obligations that are rated below investment-grade. The risk of default may be greater and the market for these securities may be less active, making it more difficult to sell the securities at reasonable prices, and also making valuation of the securities more difficult. The Portfolio may incur additional expenses if an issuer defaults and the Portfolio tries to recover some of its losses in a bankruptcy or other similar proceeding.

o Convertible Securities. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay, or force conversion of, the debt before it matures.

o Emerging Markets. The Portfolio may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.


Remember that investments in the Portfolio are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency, and an investor could lose money by investing in the Portfolio.

Item 6.  Management, Organization and Capital Structure.

INVESTMENT MANAGER

The Manager for the Portfolio is TT International Investment Management ("TT International"), Martin House, 5 Martin Lane, London, England EC4R ODP. The Manager was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts, charitable organizations, and other institutional investors. As of the date of this registration statement, the Manager had in excess of $6.5 billion in assets under management. The Manager is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organisation Limited
(IMRO). TT International also is registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission (CFTC).

PORTFOLIO MANAGERS

The Manager uses a team of individuals who are primarily responsible for the day-to-day management of the Portfolio.

MANAGEMENT FEES

For the management services TT International provides to the Portfolio, TT International will receive a fee totaling 0.50% of the Portfolio's average daily net assets. The Portfolio is newly-organized and has not paid management fees as of the date of this Registration Statement.

CAPITAL STOCK

Investments in the Portfolio have no preference, pre-emptive or conversion rights and are fully paid and non-assessable, except as set forth below. The Portfolio is not required and has no current intention to hold annual meetings of investors, but the Portfolio holds special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of investors. Upon liquidation or dissolution of the Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

The Portfolio is a series of TT International U.S.A. Master Trust (known as the "Trust"), which is organized as a trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Portfolio. Each investor is entitled to a vote in proportion to the value of its investment in the Portfolio. Investments in the Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.

Item 7.  Investor Information.

HOW NET ASSET VALUE IS CALCULATED

The Portfolio calculates its net asset value (NAV) every day the New York Stock Exchange is open for trading (Business Day). This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. On days when the financial markets in which the Portfolio invests close early, NAV may be calculated as of the earlier close of those markets.

The Portfolio typically uses market prices to value securities. However, when a market price isn't available, or when the Portfolio has reason to believe the market price doesn't represent market realities, the Portfolio may use fair value methods approved by its Trustees. In such a case, the Portfolio's value for a security is likely to be different from quoted market prices.

Because the Portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when an investor is not able to buy or sell interests in the Portfolio. This is because some foreign markets are open on days when the Portfolio does not value its assets.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, assuming that the investor invested all of its investable assets in the Portfolio.

THE PURCHASE AND REDEMPTION OF BENEFICIAL INTERESTS IN THE PORTFOLIO

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the Securities Act of 1933. Only investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Portfolio. This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

An investment in the Portfolio is made without a sales load. All investments are made at net asset value next determined after an order is received by the Portfolio. There is no minimum initial or subsequent investment in the Portfolio. However, since the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., moneys credited to the account of the Portfolio's custodian bank by a U.S. Federal Reserve Bank).

The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

An investor in the Portfolio may withdraw all or any portion of its investment at any time after a withdrawal request in proper form is received by the Portfolio from the investor. The proceeds of a withdrawal will be paid by the Portfolio in federal funds normally on the Business Day the withdrawal is effected, but in any event within seven days. Investments in the Portfolio may not be transferred.

Subject to compliance with applicable regulations, the Portfolio may pay the redemption price of beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the beneficial interests being redeemed. If a holder of beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

TAX MATTERS

The Portfolio expects to be treated as a partnership for U.S. federal income tax purposes. As a result, the Portfolio does not expect to pay any federal income taxes and, generally, investors in the Portfolio should not have to pay federal income taxes when they receive distributions or make withdrawals from the Portfolio. However, each investor in the Portfolio must take into account its share of the Portfolio's ordinary income, expense, capital gains and losses, credits and other items whether or not distributed in determining its income tax liability.

The Trust also expects that investors in the Portfolio which seek to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, will be able to look to their proportionate share of the assets and gross income of the Portfolio for purposes of determining their compliance with the requirements applicable to such companies.

The Trust intends to conduct its activities and those of the Portfolio so that they will not be deemed to be engaged in the conduct of a U.S. trade or business for U.S. federal income tax purposes. Therefore, it is not anticipated that an investor in the Portfolio, other than an investor which would be deemed a "United States person" for U.S. federal income tax purposes, will be subject to U.S. federal income taxation (other than a 30% withholding tax on dividends and certain interest income) solely by reason of its investment in the Portfolio. There can be no assurance that the U.S. Internal Revenue Service may not challenge the above conclusions or take other positions that, if successful, might result in the payment of U.S. federal income taxes by investors in the Portfolio.

The foregoing tax discussion is only for an investor's general information, and does not take account of the special rules applicable to certain investors (such as tax-exempt investors) or a number of special circumstances. Each investor should consult its own tax advisers regarding the tax consequences of an investment in the Portfolio in light of its particular tax situation, as well as any state, local or foreign tax consequences arising from an investment in the Portfolio.

Item 8.  Distribution Arrangements.

The exclusive placement agent for the Portfolio is First Fund Distributors, Inc. The Trust does not pay First Fund Distributors a fee for serving as the Portfolio's exclusive placement agent.



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                                    PART B



Item 10.  Cover Page and Table of Contents.

     This Part B, which is separate from Part A of this Registration Statement, sets forth information with respect to TT EAFE Portfolio (the "Portfolio") which may be of interest to investors but which is not necessarily included in Part A to this Registration Statement. The Portfolio is a series of TT International U.S.A. Master Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). An investor may obtain copies of Part A to this Registration Statement without charge by calling 1-888-465-5722. The date of this Part B and Part A to the Registration Statement for the Portfolio is September 28, 2000.



TABLE OF CONTENTS                                                       Page

Portfolio History.......................................................B-2
Description of the Portfolio and Its Investments and Risks..............B-2
Management of the Portfolio.............................................B-19
Control Persons and Principal Holders
  of Securities.........................................................B-21
Investment Advisory and Other Services..................................B-21
Brokerage Allocation and Other Practices................................B-23
Capital Stock and Other Securities......................................B-25
Purchase, Redemption and Pricing of
  Securities............................................................B-26
Taxation of the Portfolio...............................................B-28
Underwriters............................................................B-30
Calculation of Performance Data.........................................B-30
Financial Statements....................................................B-30



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Item 11.  Portfolio History.

     TT International U.S.A. Master Trust (the "Trust") was organized as a trust under the laws of the Commonwealth of Massachusetts on May 26, 2000, and TT EAFE Portfolio was designated as a series of the Trust on that date.

Item 12.  Description of the Portfolio and Its Investments and Risks.

     The investment objective of the Portfolio is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index.

     The investment objective of the Portfolio may be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio at least 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of the Portfolio will be achieved.

     The policies described below are not fundamental and may be changed without investor approval. The Portfolio is a diversified, open-end management investment company. The Portfolio may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in Part A to this Registration Statement. The selection of investments and the utilization of investment techniques depend on, among other things, the investment strategies of TT International Investment Management, the Portfolio's investment manager ("TT International" or the "Manager"), conditions and trends in the economy and financial markets, and investments being available on terms that, in TT International's opinion, make economic sense.

     EQUITY-RELATED SECURITIES. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

     PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

     The Portfolio will rely on the judgment, analysis and experience of TT International in evaluating the creditworthiness of an issuer. In this evaluation, TT International will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of securities will adversely affect the Portfolio's net asset value. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     The secondary trading market for lower quality fixed-income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investment portfolio. Market quotations are generally available on many lower quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or TT International to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     FOREIGN SECURITIES. The Portfolio will invest in securities of foreign issuers. These investments may include the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, China, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. These are not the only countries in which the Portfolio can invest, and the Portfolio may invest in companies located in other countries as well.

     Investing in foreign issuers involves certain special considerations that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold invested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for custodian arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Portfolio. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolio.

     AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Portfolio may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

     FIXED-INCOME SECURITIES. The fixed-income securities in which the Portfolio may invest include U.S. Government securities and corporate debt securities.

     INVESTMENT GRADE FIXED-INCOME SECURITIES. Investment grade fixed-income securities include:

     o   U.S. government securities;

     o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S&P);

     o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

     o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

     o Repurchase agreements involving investment grade fixed-income securities.

     Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, TT International will consider what action, if any, should be taken consistent with the Portfolio's investment objective.

     U.S. GOVERNMENT SECURITIES. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, Fannie Mae, Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, USA Education, Inc. and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Portfolio will invest in securities of such agencies or instrumentalities only when TT International is satisfied that the credit risk is acceptable.

     The Portfolio may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations ( corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

     LOWER RATED FIXED-INCOME SECURITIES. The Portfolio may invest in lower rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Portfolio's income would also decline.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investor Services Inc. ("Moody's") or Standard & Poor's ("S&P") (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed-income securities. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income securities will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio's net asset value.

     Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     CORPORATE DEBT SECURITIES. The Portfolio may invest in investment grade and below investment grade U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers (corporate bonds, debentures, notes and other similar corporate debt instruments). The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Trust. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis. In buying "when-issued" securities, the Portfolio commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Portfolio in a "when-issued" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

     DERIVATIVE INSTRUMENTS. In pursuing its investment objectives, the Portfolio may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

     OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

     There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

     The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. The Portfolio will only sell OTC Options that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolio expects generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

     There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of the option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, TT International must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Portfolio will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other Nationally Recognized Statistical Rating Organization ("NRSRO").

     OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where the Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Portfolio) the Portfolio may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, or liquid assets in a segregated account with the custodian.

     The Portfolio also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Regulations of the CFTC applicable to the Portfolio require that it uses futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that the Portfolio's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Portfolio's net assets. Adherence to these guidelines does not limit the Portfolio's risk to 5% of the Portfolio's assets. In practice, the Portfolio does not anticipate a materially greater risk than 5%. The Portfolio will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by the Portfolio upon sale of open futures contracts. Futures contracts are typically not completed when the Manager decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Portfolio. Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Portfolio may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Portfolio may use.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

     The Portfolio also may use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Portfolio's custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Alternatively, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Use of futures transactions by the Portfolio involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or option on a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When the Portfolio enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     COMBINED TRANSACTIONS. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of TT International it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, TT International determines the liquidity of the Portfolio's investments and, through reports from TT International and the Portfolio's administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Portfolio's investments, TT International may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial paper sold in reliance on
Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. The Portfolio will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Portfolio would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by TT International under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Portfolio would take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES. The Portfolio is permitted to invest in restricted securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

     CORPORATE REORGANIZATIONS. The Portfolio may invest a portion of its assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of TT International, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss.

     TEMPORARY INVESTMENTS. The temporary investments that the Portfolio may make include:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

     (2) Commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

     (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase; and

     (4) U.S. Government obligations, including bills, notes and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue.


     OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Portfolio's investors would indirectly bear the expenses of the Portfolio and the other investment company, some or all of which would be duplicative.

     SECURITIES LENDING. The Portfolio may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TT International to be of good standing. In addition, they will only be made if, in TT International's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Portfolio exceed one-third of the value of its total assets.

     It is the Portfolio's understanding that the current view of the staff of the SEC is that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

                           -------------------------

     The approval of the investors in the Portfolio is not required to change the investment objective or any of the investment policies discussed above, including those concerning security transactions.

                            INVESTMENT RESTRICTIONS

     FUNDAMENTAL RESTRICTIONS. The Trust, on behalf of the Portfolio, has adopted the following policies which may not be changed with respect to the Portfolio without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Part B means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Portfolio may not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

     (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

     (7) underwrite the securities of other issuers (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities);

     (8) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.



     NON-FUNDAMENTAL RESTRICTIONS. The Portfolio also is subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees without investor approval. As a matter of non-fundamental policy, the Portfolio will not:

     (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

     (b) pledge, mortgage, or hypothecate any of its assets to an extent to secure borrowing greater than 33 1/3% of its total assets at fair market value;

     (c) invest more than an aggregate of 15% of the net assets of the Portfolio in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding certain foreign securities, securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain OTC options;

     (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations; and except as may otherwise be permitted by the 1940 Act; and

     (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     PERCENTAGE RESTRICTIONS. With the exception of fundamental restriction (6) and non-fundamental restriction (c), if a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.

Item 13.  Management of the Portfolio.

     The Trustees and officers of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is Martin House, 5 Martin Lane, London, England EC4R ODP. The address of the Portfolio is c/o Investors Bank & Trust Company, 200 Clarendon St., Boston, MA 02116.

                                    TRUSTEES

John A. Benning - Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (financial services) (1985 through 1999); Acting General Counsel, Liberty Financial Companies, Inc. (since April 2000); Director, ICI Mutual Insurance Company (1996 through 1998 and since June 2000); Director, SageLife Assurance of America (variable annuity insurance company) (since June
2000); General Partner, Mad River Green Partners (real estate) (since 1972); Director, Liberty Newport World Portfolio Luxembourg (investment fund) (since
1987); Trustee, TT International U.S.A. Feeder Trust (since August 2000). His date of birth is June 29, 1934.

Peter O. Brown - Partner, Harter, Secrest & Emery LLP (law firm) (since April
1993); Trustee, CGM Trust and CGM Capital Development Fund (since June 1993); Trustee, TT International U.S.A. Feeder Trust (since August 2000). His date of birth is August 20, 1940.

David J.S. Burnett - Managing Partner, TT International (since September 1998); Director, C. Crosby Limited (property lease holding company) (since January
1999); Director, Brunswick UBS Warburg Ltd. (investment banking) (May 1998 to August 1998); Dalgland Nominees (PM) Ltd. (nominee company) (November 1995 to August 1998); Fenway Services Limited (securities trading) (November 1997 to August 1998); UBS Warburg Securities Ltd. (October 1986 to November 1995); Managing Director, Warburg Dillon Read (investment banking firm) (October 1979 to September 1998); Trustee and President, TT International U.S.A. Feeder Trust (since May 2000). His date of birth is February 6, 1958.

J. Luther King, Jr.* - Chairman, President and Director, Luther King Capital Management (investment counseling) (since March 1979); President, Southwest JLK (since February 1983); Honorary Chairman, ICAA (trade group) (since April
1991); Director, President, LKCM Funds (investment company) (since July 1994); Director, Hunt Forest Company (lumber) (since November 1992); Director, Ruston Industrial Supply (since November 1992); Director, Cross Timbers Oil (since May
1994); Owner and Director, 4K Land & Cattle (since March 1995); Chairman, JLK Venture Corp. (since June 1995); Director, University of Texas Investment Management Company (since May 1996); Committee Chairman, Investment Advisory Committee for the Board of Trustees of the Employees Retirement System of Texas (since September 1987). His date of birth is April 16, 1940.

Robert W. Uek - Partner, PricewaterhouseCoopers LLP (accounting firm) (1975 to June 1999); Trustee, Hillview Investment Trust (mutual fund) (since June 2000); Trustee, TT International U.S.A. Feeder Trust (since August 2000). His date of birth is May 18, 1941.

                                    OFFICERS

S. Austin Allison - Secretary - Head of Compliance and Legal, TT International (since June 2000); Director, Legal & Compliance, Westdeutsche Landesbank Group (banking, financial services) (June 1996 to June 2000); Head of Group Compliance, Standard Chartered Bank (banking, financial services) (February 1987 to December 1995); Secretary, TT International U.S.A. Feeder Trust.
His date of birth is June 30, 1947.

Graham Barr - Treasurer - Financial Controller, TT International (since June
1998); Company Secretary, C. Crosby Ltd. (holding company) (since November
1999); Head of Investment Accounting, AIB Govett Asset Management (fund management) (August 1993 to June 1998); Treasurer, TT International U.S.A. Feeder Trust. His date of birth is November 13, 1965.

David J.S. Burnett - President - Managing Partner, TT International (since September 1998); Managing Director, Warburg Dillon Read (investment banking firm) (October 1979 to September 1998); Trustee and President, TT International U.S.A. Feeder Trust.
His date of birth is February 6, 1958.

Jeff Gaboury - Assistant Treasurer - Director, Mutual Fund Administration (since October 1996); Assistant Treasurer, TT International U.S.A. Feeder Trust. His date of birth is October 23, 1968.

Jill Grossberg - Assistant Secretary - Director and Counsel, Investors Bank & Trust Company, Mutual Fund Administration (since April 2000); Assistant Vice President and Associate Counsel, Putnam Investments (March 1995 to March 2000); Assistant Secretary, TT International U.S.A. Feeder Trust. Her date of birth is April 26, 1946.

     The compensation expected to be paid to the Trustees for the fiscal year ending December 31, 2000 is set forth below. The Trustees may hold various other directorships unrelated to the Trust or Portfolio.

                                       Pension or
                                       Retirement                           Total
                                        Benefits         Estimated       Compensation
                                       Accrued as         Annual        from the Trust
                      Aggregate         Part of          Benefits            and
                     Compensation      Portfolio           Upon              Fund
                    from the Trust      Expenses        Retirement         Complex*

David J.S.               None             None             None              None
Burnett,
President
and Trustee



John A.                 $3,334            None             None             $6,667
Benning,
Trustee

Peter O. Brown,         $3,334            None             None             $6,667
Trustee

J. Luther King,          None             None             None              None
Trustee

Robert W. Uek,          $3,334            None             None             $6,667
Trustee

------------------------
* Each of the Trustees, other than J. Luther King, Jr., serves as a trustee of the Trust and of TT International U.S.A. Feeder Trust, a registered investment company having two series. Each Trustee also will serve as a Trustee of one additional series of the Trust.

     The Portfolio's Declaration of Trust provides that the Portfolio will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Item 14.  Control Persons and Principal Holders of Securities.

     The Portfolio is newly-organized and has no investors as of the date of this Registration Statement.

Item 15.  Investment Advisory and Other Services.

     TT International manages the assets of the Portfolio pursuant to a management agreement relating to the Portfolio ("Management Agreement"). Mr. Timothy A. Tacchi owns a controlling interest in TT International. Subject to such policies as the Board of Trustees may determine, TT International manages the securities of the Portfolio and makes investment decisions for the Portfolio. TT International furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Management Agreement with the Trust provides that TT International may delegate the daily management of the securities of the Portfolio to one or more subadvisers. The Management Agreement for the Portfolio continues in effect for an initial two-year period and thereafter from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

     The Management Agreement provides that TT International may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Trust, or by TT International on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither TT International nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     For its services under the Management Agreement, TT International receives a fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the average daily net assets on an annualized basis of the Portfolio for the Portfolio's then-current fiscal year. TT International may voluntarily agree to waive a portion of its investment advisory fees. This waiver may be discontinued at any time.

     Pursuant to an administrative services agreement ("Administrative Agreement") with the Trust, Investors Bank & Trust Company ("IBT") performs administrative duties for the Portfolio. The address of IBT is 200 Clarendon St., Boston, MA 02116. For its services under the Administrative Agreement with respect to the Portfolio, IBT receives fees, which are at annual rates equal to the following percentages of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year:

               First $250 Million in Assets        0.06%
               Next $250 Million in Assets         0.04%
               Above $500 Million in Assets        0.03%

     The fees above are subject to an annual minimum of $60,000 from the Portfolio. IBT also will be paid a one-time fee of $3,750 from the Portfolio for start-up legal services relating to organizational Board Meetings.

     Because the Portfolio is newly-organized, it has not paid administrative fees as of the date of this Registration Statement.

     The Trust, on behalf of the Portfolio, has entered into a Custodian Contract with IBT. The Trust, on behalf of the Portfolio, also has entered into a Fund Accounting Agreement with IBT pursuant to which IBT provides fund accounting services for the Portfolio. IBT also provides transfer agency services to the Portfolio. IBT's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the

Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio. Securities held by the Portfolio may be deposited into certain securities depositaries. IBT does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of IBT and may deal with IBT as principal in securities transactions.

     The principal business address of IBT is 200 Clarendon St., Boston, MA
02116.

     PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services, and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal St., Boston, MA 02110.

     Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel to the Trust.

     The Portfolio and TT International have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Item 16.  Brokerage Allocation and Other Practices.

     Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are partners or employees of TT International. The portfolio managers of the Portfolio may serve other clients of TT International in a similar capacity.

     TT International determines which brokers or dealers are to be used for brokerage transactions and negotiates and approves commission rates paid. In the selection of brokers and dealers to execute security transactions for the Portfolio, TT International will endeavor to ensure that the chosen brokers and dealers have the ability to obtain best execution. TT International believes that, particularly in countries with less developed securities markets, it is important to deal with brokers and dealers that have experience and expertise in the local markets. Other factors in the selection of brokers and dealers include the reliability, integrity, financial condition and general execution and operation capabilities of competitive brokers and dealers and research services provided by them. Based on these factors, TT International may not always direct trades to brokers or dealers that offer the lowest commission rates. On at least an annual basis, TT International establishes for each region or country in which it effects brokerage transactions, a schedule of commissions that will apply generally to its transactions on behalf of its clients in that region or country. As a result, TT International does not negotiate commission rates for particular trades. TT International reviews these commission levels periodically in light of prevailing market commission rates.

     TT International receives a wide range of research from brokers and dealers. Research received includes economic forecasts and interpretations, information on industries, groups of securities, individual companies, statistics, political developments, technical market action pricing and appraisal services, performance analysis and provision of computerized quotation and other equipment. These research services are a significant factor, among others, in the selection of brokers and dealers. Research services may be provided directly by brokers and dealers, or pursuant to "soft dollar" arrangements whereby the broker or dealer pays for the services to be provided by others.

     To the extent that research services of value are provided by brokers and dealers, TT International is relieved of expenses that it might otherwise bear and the Portfolio may pay commissions higher than those obtainable from brokers or dealers who do not provide such research services.

     Research services furnished by brokers or dealers through which TT International effects securities transactions may be used in servicing all accounts which it manages. Conversely, research services received from brokers or dealers which execute transactions for a particular account will not necessarily be used by TT International specifically in connection with the management of that account.

     The Portfolio is newly-organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

     In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of TT International's other clients. Investment decisions for the Portfolio and for TT International's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     It is TT International's policy to exclude institutional accounts, such as the Portfolio's, from allocations of stock in initial public offerings or other "hot issues," unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate. This policy is based on TT International's judgment that companies with smaller market capitalizations are not suitable for accounts such as those of the Portfolio and that even larger initial public offerings may not be suitable for the Portfolio. TT International may allocate these investments to other accounts managed by TT

International, which may include accounts in which TT International and its principals have investment or carried interests. As a result the Portfolio may not participate in short-term gains based upon post-issue appreciation in the value of "hot issues" even in cases where these opportunities may result, at least in part, from trading activity by the Portfolio. However, the Portfolio will also avoid the risks associated with some initial public offerings and other "hot issues" of smaller issuers.

Item 17.  Capital Stock and Other Securities.

     Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Trust and to establish series, each of which shall be a subtrust, the beneficial interests in which shall be separate and distinct from the beneficial interests in any other series. The Portfolio is a series of the Trust. Investors in the Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon liquidation or dissolution of the Portfolio, investors in the Portfolio are entitled to share pro rata in the Portfolio's net assets available for distribution to its investors. Interests in the Portfolio have no preference, pre-emptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Interests in the Portfolio may not be transferred.

     Each investor is entitled to a vote in proportion to its percentage of the aggregate beneficial interests in the Portfolio. Investors in the Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Trust may elect all of the Trustees if they choose to do so and in such event the other investors in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no current intention of holding, annual meetings of investors but the Trust will hold special meetings of investors when it is required to do so by law, or in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote.

     The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by a vote of a majority, as defined in the 1940 Act, of the holders of the Trust's outstanding voting securities voting as a single class, or of the affected series of the Trust, as the case may be, or if authorized by an instrument in writing without a meeting, consented to by holders of not less than a majority of the interests of the affected series. However, if the Trust or the affected series is the surviving entity of the merger, consolidation or sale of assets, no vote of interest holders is required. Any series of the Trust may be dissolved (i) by the affirmative vote of not less than two-thirds of the outstanding beneficial interests in such series at any meeting of holders of beneficial interests or by an instrument in writing signed by a majority of the Trustees and consented to by not less than two-thirds of the outstanding beneficial interests, (ii) by the Trustees by written notice to holders of the beneficial interests in the series or (iii) upon the death, insanity, bankruptcy, retirement, resignation or expulsion of a holder of a beneficial interest in the series, unless the remaining holders of beneficial interests, by majority vote, agree to continue the series. The Trust may be dissolved by action of the Trustees upon the dissolution of the last remaining series.

     The Portfolio is a series of the Trust, organized as a trust under the laws of the Commonwealth of Massachusetts. The Declaration of Trust provides that the Portfolio may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Portfolio, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each business day. As of the close of regular trading on the New York Stock Exchange, on days during which the Exchange is open for trading, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. Thereafter, the investor's percentage of the aggregate beneficial interests in the Portfolio is re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the same time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the following business day of the Portfolio.

Item 18.  Purchase, Redemption and Pricing of Securities.

     Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Portfolio may only be made by investment companies, common or commingled trust funds or similar organizations or entities which are "accredited investors" within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act.

     The net asset value of the Portfolio (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Registration Statement, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of the Portfolio is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time). As set forth above, purchases and withdrawals will be effected at the time of determination of net asset value next following the receipt of any purchase or withdrawal order.

     Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using exchange rates prior to or after the close of the various securities markets. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees. Although the Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

     Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the beneficial interests being sold. If a holder of beneficial interests were to receive a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

     The Trust may suspend the right of redemption or postpone the date of payment for beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Item 19.  Taxation of the Portfolio.

     The Trust is organized as a trust under Massachusetts law. The Trust has determined that the Portfolio is properly treated as a separate partnership for U.S. federal and Massachusetts state income tax purposes. Accordingly, under those tax laws, the Portfolio is not subject to any income tax. The Portfolio's taxable year ends December 31. Although the Portfolio is not subject to U.S. federal income tax, it files appropriate U.S. federal income tax information returns.

     The Portfolio may be subject to foreign withholding and other taxes with respect to income on certain securities of non-U.S. issuers. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. It is not possible to determine the Portfolio's effective rate of foreign tax in advance, since the amount of the Portfolio's assets to be invested within various countries is not known. The Trust anticipates that an investor qualifying as a "regulated investment company" (a "RIC") and investing substantially all of its assets in the Portfolio will be able to pass through to its investors a foreign tax credit or deduction if the investors itemize deductions for federal income tax purposes with respect to the foreign withholding taxes paid by the Portfolio, if any.

     Each investor in the Portfolio must take into account its share of the Portfolio's ordinary income, expense, capital gains and losses, credits, and other items in determining its income tax liability. The determination of such share is made in accordance with the governing instruments of the Trust and the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. Distributions to and withdrawals by an investor are generally not taxable. However, to the extent the cash proceeds of any withdrawal or distribution exceed an investor's adjusted tax basis in its partnership interest in the Portfolio, the investor will generally realize gain for U.S. federal income tax purposes. If, upon a complete withdrawal (i.e., a redemption of its entire interest in the Portfolio), the investor's adjusted tax basis in its partnership interest in the Portfolio exceeds the proceeds of the withdrawal, the investor will generally realize a loss for federal income tax purposes. An investor's adjusted tax basis in its partnership interest in the Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive shares of items of realized net income and gain (including income, if any, exempt from U.S. Federal income tax), and reduced, but not below zero, by the amounts of its distributive shares of items of net loss and the amounts of any distributions received by the investor. This discussion does not address any distributions by the Portfolio of property other than cash (e.g., distributions of readily marketable securities), which will be subject to special tax rules and may have consequences different from those described in this paragraph.

     The Trust believes that, in the case of an investor in the Portfolio that seeks to qualify as a RIC under the Code, the investor should be treated for U.S. federal income tax purposes as an owner of an undivided interest in the assets and operations of the Portfolio, and accordingly should be deemed to own a proportionate share of the assets of the Portfolio and be entitled to treat as earned by it the portion of the Portfolio's gross income attributable to that share. Each investor should consult its tax advisers regarding whether, in light of its particular tax status and any special tax rules applicable to it, this approach applies to its investment in the Portfolio, or whether the Portfolio should be treated, as to it, as a separate entity through which the investor has no direct interest in Portfolio assets or operations.

     In order to enable an investor in the Portfolio that is otherwise eligible to qualify as a RIC under the Code to so qualify, the Trust intends that the Portfolio will satisfy the requirements of Subchapter M of the Code relating to the nature of the Portfolio's gross income and the composition (diversification) of the Portfolio's assets as if those requirements were directly applicable to the Portfolio and will allocate and permit withdrawals of its net investment income and any net realized capital gains in a manner that will enable an investor that is a RIC to comply with the qualification requirements imposed by Subchapter M of the Code.

     Foreign exchange gains and losses realized by the Portfolio will generally be treated as ordinary income and losses for federal income tax purposes. The Portfolio may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Portfolio does invest in passive foreign investment companies, its investors may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Portfolio is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Portfolio may have taxable income from such investment regardless of whether or not the Portfolio receives any actual distributions of cash derived from such passive foreign investment company in any given year. In order to enable any investor that is a RIC to distribute its share of this income and avoid a tax, the Portfolio may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio.

     The Portfolio's investment in certain securities purchased at a market discount will cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. In order to enable any investor which is a RIC to distribute its share of this income and avoid a tax, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

     The Portfolio's transactions in options, foreign currency forward contracts and futures contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Portfolio income. For example, certain positions held for the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if sold) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held for the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Portfolio losses and adjustments in the holding periods of Portfolio securities. Certain tax elections exist for straddles that may alter the effects of these rules. The Portfolio intends to limit its activities in options, foreign currency forward contracts, and futures contracts to the extent necessary to enable any investor which is a RIC to meet the requirements of Subchapter M of the Code.

     There are certain tax issues which will be relevant to only certain investors, specifically, investors which are segregated asset accounts and investors who contribute assets other than cash to the Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisers as to the tax consequences of an investment in the Portfolio.

     The above discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions, or the state, local, or non-U.S. tax laws that may be applicable to certain investors. Investors should consult their own tax advisers with respect to the special tax rules that may apply in their particular situations, as well as the state, local, or foreign tax consequences to them of investing in the Portfolio.

Item 20. Underwriters.

     The exclusive placement agent for the Portfolio is First Fund Distributors, Inc., which is not paid a fee by the Trust for serving in this capacity. Investment companies, insurance company separate accounts, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio. The address of First Fund Distributors, Inc. is 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

Item 21.  Calculation of Performance Data.

     Not applicable.

Item 22.  Financial Statements.

     The Portfolio is newly-organized and has not issued financial statements as of the date of this Registration Statement.

PART C

Item 23.  Exhibits.

     a      Declaration of Trust of TT International U.S.A. Master Trust.

     b      By-laws of TT International U.S.A. Master Trust.

     d Form of Management Agreement between the Registrant with respect to TT EAFE Portfolio and TT International Investment Management, as investment manager and administrator.

     e Form of Placement Agency Agreement between the Registrant and First Fund Distributors, Inc., as placement agent.

     g Form of Custodian Contract between the Registrant and Investors Bank & Trust Company, as custodian.

     h(1) Form of Transfer Agency Agreement between the Registrant and Investors Bank & Trust Company, as transfer agent.

     h(2) Agreement among the Registrant, TT International U.S.A. Master Trust, TT International, LKCM Fund and Luther King Capital Management regarding the master/feeder structure.

     h(3) Form of Administrative Services Agreement between the Registrant and Investors Bank & Trust Company, as administrator.

        p   Codes of Ethics of TT EAFE Portfolio and TT International.

Item 24.  Persons Controlled by or under Common Control with Registrant.

     Not applicable.

Item 25.  Indemnification.

     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an exhibit hereto; and (b) Section 7 of the Placement Agency Agreement by and between the Registrant and First Fund Distributors, Inc., filed as an exhibit hereto. The provisions of the Declaration of Trust permit indemnification, to the extent permitted under applicable law, of Trustees and officers of the Registrant against liability and expenses reasonably incurred or paid by such Trustees or officers in connection with any claim, action, suit or proceeding in which a Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by the Trustee or officer in the settlement thereof. The provisions of the Distribution Agreement provide for indemnification by the Distributor for liability arising out of actions or statements of the Distributor. Neither the Declaration of Trust, nor the Placement Agency Agreement provides for indemnification where the Trustee or officer has been found subject to liability by reason of willful misfeasance, bad faith or negligence in the performance of his or her duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the

Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers also will be insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

Item 26.  Business and Other Connections of Investment Adviser.

     TT International Investment Management ("TT International") is a partnership with offices at Martin House, 5 Martin Lane, London, England EC4R ODP. TT International is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organisation Limited (IMRO). TT International also is registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission (CFTC). The principal business address of each person listed below is Martin House, 5 Martin Lane, London, England EC4R ODP. The partners of TT International are as follows:

                                          Employment during the
         Name                             Past Two Fiscal Years

    Timothy A. Tacchi        Partner and Investment Manager, TT International

    Alexander S. M.          Partner and Financial Controller, TT International
    Carswell

    James E. Tonner          Partner, TT International

    Mark S. Williams         Partner, TT International

    David J.S. Burnett       Managing Partner, TT International (since
                             September 1998); Managing Director, Warburg Dillon
                             Read, 1 Finsbury Avenue, London, England (October
                             1979 to September 1998)

    Martin A. Shenfield      Partner, Head of Far East Desk, TT International
                             (since April 1998); Chief Executive Officer, KI
                             Pacific Asset Management (June 1993 to October
                             1997)

    Michael Bullock          Partner, Portfolio Management Country Selection,
                             TT International (since September 1999); Group
                             Managing Director and CIO, Morgan Grenfell Asset
                             Management, 20 Finsbury Circus, London, England
                             (1990 to 1998)

    Henry W. Bedford         Partner, Head of Trading, TT International (since
                             September 1999); Portfolio Manager, Moore Capital
                             Management, 63 St. James Street, London, England
                             (December 1996 to September 1999)

    John D. Hobson           Partner, Investment Manager, TT International
                             (since October 1998); Equity Syndication,
                             Proprietary Trading, Warburg Dillon Read, 1
                             Finsbury Avenue, London, England (September 1986
                             to October 1998)

    Dean L. Smith            Partner, Investment Manager, TT International
                             (since October 1998); Investment Manager, LGT
                             Asset Management (April 1994 to October 1998)


Item 27.  Principal Underwriters

(a) First Fund Distributors, Inc. ("First Fund Distributors") is the placement agent for the Registrant. First Fund Distributors serves as the distributor or placement agent for the following other registered investment companies: Advisor Series Trust (15 series multi-manager fund); Allegience Funds; Amivest Fund; Bailard, Biehl & Kaiser Funds; Brandes International Fund; Dessauer; Global Equity Fund; First Financial Planners; Fleming Funds; Fremont Mutual Funds; Investec Guinness Flight Funds; Investors Research Fund; Jurika & Voyle Funds; Kayne Anderson Mutual Funds; Masters Select Funds; Matrix LMH Fund; Matterhorn Growth Fund; O'Shaughnessy Funds; PIC Investment Trust; Professional Managed Portfolios (20 series multi-manager funds); Puget Sound Alternative Investment Trust; Purisima Funds; Rainier Mutual Funds; RNC Mutual Funds; Rochdale Portfolios; Trust for Investment Managers (3 series multi-manager funds); TIFF Investment Program, Inc.; Harding, Loevner Funds, Inc.; Samco Funds, Inc.; FFTW Funds, Inc. and TT International U.S.A. Feeder Trust.

(b) The information required by this Item 27 with respect to each director or officer of First Fund Distributors is incorporated herein by reference from Schedule A of Form BD (File No. 8-42809) as filed by First Fund Distributors pursuant to the Securities Exchange Act of 1934.

(c)    Not applicable.

Item 28.  Location of Accounts and Records.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Name                                             Address

Investors Bank & Trust Company                   200 Clarendon St.
                                                 Boston, MA  02116

First Fund Distributors, Inc.                    4455 East Camelback Road
                                                 Suite 261E
                                                 Phoenix, AZ  85018

TT International Investment Management           Martin House, 5 Martin Lane
                                                 London, England  EC4R ODP

Item 29.  Management Services.

     Not applicable.

Item 30.  Undertakings.

     Not applicable.

                                   SIGNATURE


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on the 28th day of September, 2000.

                              TT INTERNATIONAL U.S.A. MASTER TRUST

                              By:   David J.S. Burnett
                                 ---------------------------------
                              David J.S. Burnett
                              President
                              TT International U.S.A. Master Trust

                                 EXHIBIT INDEX

 Exhibit No.      Description

      a           Declaration of Trust of TT International U.S.A.
                  Master Trust.
      b           By-laws of TT International U.S.A. Master Trust.
      d           Form of Management Agreement between the Registrant
                  with respect to TT EAFE Portfolio and TT
                  International Investment Management, as investment manager and administrator.
      e           Form of Placement Agency Agreement between the
                  Registrant and First Fund Distributors, Inc., as placement agent.
      g           Form of Custodian Contract between the Registrant and
                  Investors Bank & Trust Company, as custodian.
     h(1)         Form of Transfer Agency Agreement between the
                  Registrant and Investors Bank & Trust Company, as transfer agent.
     h(2)         Agreement among the Registrant, TT International
                  U.S.A. Master Trust, TT International, LKCM Fund and Luther King Capital Management regarding the master/feeder structure.
     h(3)         Form of Administrative Services Agreement between
                  the Registrant and Investors Bank & Trust Company, as administrator.
      p           Codes of Ethics of TT EAFE Portfolio and TT
                  International.